DERIVATIVE LIABILITY	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE LIABILITY

NOTE 7 – DERIVATIVE LIABILITY

During 2011, in connection with the issuance of convertible notes, the Company had the possibility of exceeding their common shares authorized when considering the number of possible shares that may be issuable to satisfy settlement provisions of these agreements after consideration of all existing instruments that could be settled in shares. The accounting treatment of derivative financial instruments required that the Company reclassify the derivative from equity to a liability at their fair values as of the date possible issuable shares exceeded the authorized level and at fair value as of each subsequent balance sheet date. Any change in fair value was recorded as non-operating, non-cash income or expense at each reporting date. If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge. If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income.

On September 19, 2011, in conjunction with the increase in authorized number of shares to 195,000,000, the Company determined it had adequate authorized shares to settle all agreements. As such, the Company adjusted the fair value of the remaining derivative liability after note conversions to equity.